UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2005


                      MILLENNIUM QUEST, INC.
_________________________________________________________________________
(Exact Name of small business issuer as specified in its charter)

 Delaware                  0-31619               87-0445575
_______________________   ___________________    _______________________
(State of Incorporation)  (Commission File No.)  (IRS Employer ID Number)


        4089 Mount Olympus Way, Salt Lake City, Utah 84124
       ___________________________________________________
             (Address of principal executive offices)

                         (801) 278-6990
       ___________________________________________________
       (Registrant's telephone number, including area code)

                               None
   ____________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 4.01  Changes in Registrant's Certifying Accountant.

     On November 14, 2005, Pritchett, Siler & Hardy, P.C. ("PSH"), notified Millennium Quest, Inc. (the "Company") of its resignation as the auditors of the Company due to the partner rotation rules of the U.S. Securities and Exchange Commission.

     On November 14, 2005, the Board of Directors, acting in the capacity of the Audit Committee, of the Company approved a change in auditors to audit its financial statements. The Company appointed Michael J. Larsen, LLC ("Larsen") to serve as the Company's independent certified public accountants, effective November 14, 2005. Larsen will replace PSH.

     The reports of PSH for each of the fiscal years ending December 31, 2004 and December 31, 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to the audit scope or accounting principles. However, the reports of PSH did contain an explanatory paragraph with respect to uncertainty as to the Company's ability to continue as a going concern.

     There were no "disagreements" (as such term is defined in Item 304(a)(1)(iv) 0of Regulation S-B) with PSH at ay time during the period described above regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that if not resolved to the satisfaction of PSH, would have caused it to make reference to such disagreements in its reports. In addition, during the same periods, no "reportable events" (as such term is defined in Item 304(a)(1)(v)(A) through (E) of Regulation S-B and its related instructions) arose in the context of the Company's relationship with PSH.

     Michael J. Larsen was an accountant with PSH until approximately October 7, 2005, and in such capacity assisted in providing accounting and auditing services over the past two fiscal years. Since Mr. Larsen's departure from PSH, however, neither the Company nor anyone on its behalf consulted with Larsen with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the type of audit opinion that might be rendered on the Company's financial statements, the application of accounting principles applied to a specified transaction or any matter that was the subject of a disagreement or a "reportable event" as defined in Item 304(a)(1) of Regulation S-B and its related instructions.

     PSH has reviewed the disclosures contained in this Form 8-K report. PSH has furnished the Company with a letter addressed to the U.S. Securities and Exchange Commission, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-B, indicating that it agrees with the above disclosure or providing any new information, clarifying the Company's disclosures herein, or stating any reason why PSH does not agree with any statements made by the Company in this report.

Item 9.01. Financial Statements and Exhibits.

     Copies of the following documents are included as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-B.

Exhibit No.       Item
___________       _________________________________________________________

16.1 Letter from Pritchett, Siler & Hardy, P.C., certified public accountants, to the U.S. Securities and Exchange Commission dated November 15, 2005.



                            SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   REGISTRANT:

                                   MILLENNIUM QUEST, INC.


Date:  November 15, 2005           By /s/ Dimitri Cocorinis
                                      _______________________________________
                                      Dimitri Cocorinis, President and CEO